UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2016

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INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)

2809 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
As InvenTrust Properties Corp. (the “Company”) previously disclosed, on June 21, 2016, the Company completed the sale of its student housing business to UHC Acquisition Sub LLC (the “Acquiror”) pursuant to the terms of the Stock Purchase Agreement (the “Agreement”), dated as of January 3, 2016, by and among the Company, University House Communities Group, Inc. and the Acquiror, as amended by that certain Amendment No. 1 to the Agreement (“Amendment No. 1”), dated as of May 30, 2016, and as further amended by that certain Amendment No. 2 to the Agreement (“Amendment No. 2”), dated as of June 20, 2016. Following certain adjustments and the repayment of related debt, in each case pursuant to the terms of the Agreement, the Company received net cash consideration, after transaction costs, of approximately $845,000,000, $9,900,000 of which was deposited into escrow and relates to post closing obligations, the majority of which is held pending the expected completion of a development property in the third quarter of 2016.
The foregoing description of the Agreement, Amendment No. 1 and Amendment No. 2 does not purport to be complete and is qualified in its entirety by the full text of the Agreement, which the Company filed with the Securities and Exchange Commission (“SEC”) on May 10, 2016 and is incorporated herein by reference, and Amendment No. 1 and Amendment No. 2, which are filed as Exhibit 2.2 and Exhibit 2.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
The Company’s pro forma financial information giving effect to the sale described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
Forward-Looking Statements in this Current Report on Form 8-K, including Exhibit 99.1, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These statements include statements about our plans and strategies and future events, including the consideration for the University House transaction; the retail strategy; and the use of proceeds, among other things. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain and involve known and unknown risks that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, among others, the potential failure to satisfy closing conditions with respect to the transaction; and our ability to execute on our strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.
(b)    Pro forma financial information.
The Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2016 and Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2016 and the years ended 2015, 2014 and 2013 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(d)    Exhibits.

Exhibit No.	Description
2.1
Stock Purchase Agreement, dated as of January 3, 2016, by and among InvenTrust Properties Corp., University House Communities Group, Inc. and UHC Acquisition Sub LLC, incorporated by reference to Exhibit 2.1 to the InvenTrust Properties Corp. Form 10-Q filed with the SEC on May 10, 2016

2.2	Amendment No. 1 to Stock Purchase Agreement, dated as of May 30, 2016, by and among InvenTrust Properties Corp., University House Communities Group, Inc. and UHC Acquisition Sub LLC
2.3	Amendment No. 2 to Stock Purchase Agreement, dated as of June 20, 2016, by and among InvenTrust Properties Corp., University House Communities Group, Inc. and UHC Acquisition Sub LLC*
99.1	Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2016 and Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2016 and the Years Ended 2015, 2014 and 2013
*Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant agrees to furnish a supplemental copy of any such omitted Exhibits to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date:	June 27, 2016

By:	/s/ Michael E. Podboy

Name:	Michael E. Podboy
Title:	Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1
Stock Purchase Agreement, dated as of January 3, 2016, by and among InvenTrust Properties Corp., University House Communities Group, Inc. and UHC Acquisition Sub LLC, incorporated by reference to Exhibit 2.1 to the InvenTrust Properties Corp. Form 10-Q filed with the SEC on May 10, 2016

2.2	Amendment No. 1 to Stock Purchase Agreement, dated as of May 30, 2016, by and among InvenTrust Properties Corp., University House Communities Group, Inc. and UHC Acquisition Sub LLC
2.3	Amendment No. 2 to Stock Purchase Agreement, dated as of June 20, 2016, by and among InvenTrust Properties Corp., University House Communities Group, Inc. and UHC Acquisition Sub LLC*
99.1	Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2016 and Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2016 and the Years Ended 2015, 2014 and 2013

*Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant agrees to furnish a supplemental copy of any such omitted Exhibits to the SEC upon request.